                                                                      EXHIBIT 99

                                 EXHIBIT INDEX

EXHIBIT      DESCRIPTION OF DOCUMENT
NUMBER

EX-99.a1   Articles of Incorporation of Twentieth Century Investors, Inc.,
dated June 26, 1990 (filed as Exhibit b1a to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on February 29, 1996, File No.
2-14213, and incorporated herein by reference).

EX-99.a2   Articles of Amendment of Twentieth Century Investors, Inc., dated
November 19, 1990 (filed as Exhibit b1b to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on February 29, 1996, File No.
2-14213, and incorporated herein by reference).

EX-99.a3   Articles of Merger of Twentieth Century Investors, Inc., a Maryland
corporation and Twentieth Century Investors, Inc., a Delaware corporation, dated
February 22, 1991 (filed as Exhibit b1c to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on February 29, 1996, File No.
2-14213, and incorporated herein by reference).

EX-99.a4   Articles of Amendment of Twentieth Century Investors, Inc., dated
August 10, 1993 (filed as Exhibit b1d to Post-Effective Amendment No. 73 to the
Registration Statement of the Registrant on February 29, 1996, File No. 2-14213,
and incorporated herein by reference).

EX-99.a5   Articles Supplementary of Twentieth Century Investors, Inc., dated
September 2, 1993 (filed as Exhibit b1e to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on February 29, 1996, File No.
2-14213, and incorporated herein by reference).

EX-99.a6   Articles Supplementary of Twentieth Century Investors, Inc., dated
April 24, 1995 (filed as Exhibit b1f to Post-Effective Amendment No. 73 to the
Registration Statement of the Registrant on February 29, 1996, File No. 2-14213,
and incorporated herein by reference).

EX-99.a7   Articles Supplementary of Twentieth Century Investors, Inc., dated
October 11, 1995 (filed as Exhibit b1g to Post-Effective Amendment No. 73 to the
Registration Statement of the Registrant on February 29, 1996, File No. 2-14213,
and incorporated herein by reference).

EX-99.a8   Articles Supplementary of Twentieth Century Investors, Inc., dated
January 22, 1996 (filed as Exhibit b1h to Post-Effective Amendment No. 73 to the
Registration Statement of the Registrant on February 29, 1996, File No. 2-14213,
and incorporated herein by reference).

EX-99.a9   Articles Supplementary of Twentieth Century Investors, Inc., dated
March 11, 1996 (filed as Exhibit b1i to Post-Effective Amendment No. 75 to the
Registration Statement of the Registrant on June 14, 1996, File No. 2-14213, and
incorporated herein by reference).

EX-99.a10  Articles Supplementary of Twentieth Century Investors, Inc., dated
September 9, 1996 (filed as Exhibit a10 to Post-Effective Amendment No. 85 to the Registration Statement of the Registrant on September 1, 1999, File No.
2-14213, and incorporated herein by reference).

EX-99.a11  Articles of Amendment of Twentieth Century Investors, Inc., dated
December 2, 1996 (filed as Exhibit b1j to Post-Effective Amendment No. 76 to the
Registration Statement of the Registrant on February 28, 1997, File No. 2-14213,
and incorporated herein by reference).

EX-99.a12  Articles Supplementary of American Century Mutual Funds, Inc., dated
December 2, 1996 (filed as Exhibit b1k to Post-Effective Amendment No. 76 to the
Registration Statement of the Registrant on February 28, 1997, File No. 2-14213,
and incorporated herein by reference).

EX-99.a13  Articles Supplementary of American Century Mutual Funds, Inc., dated
July 28, 1997 (filed as Exhibit b1l to Post-Effective Amendment No. 78 to the
Registration Statement of the Registrant on February 26, 1998, File No. 2-14213,
and incorporated herein by reference).

EX-99.a14  Articles Supplementary of American Century Mutual Funds, Inc., dated
November 28, 1997 (filed as Exhibit a13 to Post-Effective Amendment No. 83 to the Registration Statement of the Registrant on February 26, 1999, File No.
2-14213, and incorporated herein by reference).

EX-99.a15  Certificate of Correction to Articles Supplementary of American
Century Mutual Funds, Inc., dated December 18, 1997 (filed as Exhibit a14 to
Post-Effective Amendment No. 83 to the Registration Statement of the Registrant
on February 26, 1999, File No. 2-14213, and incorporated herein by reference).

EX-99.a16  Articles Supplementary of American Century Mutual Funds, Inc., dated
December 18, 1997 (filed as Exhibit b1m to Post-Effective Amendment No. 78 to the Registration Statement of the Registrant on February 26, 1998, File No.
2-14213, and incorporated herein by reference).

EX-99.a17  Articles Supplementary of American Century Mutual Funds, Inc., dated
January 25, 1999 (filed as Exhibit a16 to Post-Effective Amendment No. 83 to the
Registration Statement of the Registrant on February 26, 1999, File No. 2-14213,
and incorporated herein by reference).

EX-99.a18  Articles Supplementary of American Century Mutual Funds, Inc., dated
February 16, 1999 (filed as Exhibit a17 to Post-Effective Amendment No. 83 to the Registration Statement of the Registrant on February 26, 1999, File No.
2-14213, and incorporated herein by reference).

EX-99.a19  Articles Supplementary of American Century Mutual Funds, Inc., dated
August 2, 1999 (filed as Exhibit a19 to Post-Effective Amendment No. 89 to the
Registration Statement of the Registrant on December 1, 2000, File No. 2-14213,
and incorporated herein by reference).

EX-99.a20  Articles Supplementary of American Century Mutual Funds, Inc., dated
November 19, 1999 (filed as Exhibit a19 to Post-Effective Amendment No. 87 to the Registration Statement of the Registrant on November 29, 1999, File No.
2-14213, and incorporated herein by reference).

EX-99.a21  Articles Supplementary of American Century Mutual Funds, Inc., dated
March 5, 2001 (filed as Exhibit a21 to Post-Effective Amendment No. 93 to the
Registration Statement of the Registrant on April 20, 2001, File No. 2-14213,
and incorporated herein by reference).

EX-99.a22  Certificate of Correction to Articles Supplementary, dated April 3,
2001 (filed as Exhibit a22 to Post-Effective Amendment No. 93 to the
Registration Statement of the Registrant on April 20, 2001, File No. 2-14213,
and incorporated herein by reference).

EX-99.a23  Articles Supplementary of American Century Mutual Funds, Inc., dated
June 14, 2002 (filed as Exhibit a23 to Post-Effective Amendment No. 98 to the
Registration Statement of the Registrant on October 10, 2002, File No. 2-14213,
and incorporated herein by reference).

EX-99.a24  Certificate of Correction to Articles Supplementary of American
Century Mutual Funds, Inc., dated June 25, 2002 (filed as Exhibit a24 to
Post-Effective Amendment No. 98 to the Registration Statement of the Registrant
on October 10, 2002, File No. 2-14213, and incorporated herein by reference).

EX-99.a25  Articles Supplementary of American Century Mutual Funds, Inc., dated
February 12, 2003 (filed as Exhibit a25 to Post-Effective Amendment No. 100 to the Registration Statement of the Registrant on February 28, 2003, File No.
2-14213, and incorporated herein by reference).

EX-99.a26  Certificate of Correction to Articles Supplementary of American
Century Mutual Funds, Inc., dated February 28, 2003 (filed as Exhibit a26 to
Post-Effective Amendment No. 101 to the Registration Statement of the Registrant
on August 28, 2003, File No. 2-14213, and incorporated herein by reference).

EX-99.a27  Articles Supplementary of American Century Mutual Funds, Inc., dated
August 14, 2003 (filed as Exhibit a27 to Post-Effective Amendment No. 102 to the
Registration Statement of the Registrant on August 28, 2003, File No. 2-14213,
and incorporated herein by reference).

EX-99.a28  Articles Supplementary of American Century Mutual Funds, Inc., dated
January 14, 2004 (filed as Exhibit a28 to Post-Effective Amendment No. 104 to the Registration Statement of the Registrant on February 26, 2004, File No.
2-14213, and incorporated herein by reference).

EX-99.a29  Articles Supplementary of American Century Mutual Funds, Inc., dated
November 17, 2004 (filed as Exhibit a29 to Post-Effective Amendment No. 106 to the Registration Statement of the Registrant on November 29, 2004, File No.
2-14213, and incorporated herein by reference).

EX-99.a30  Articles Supplementary of American Century Mutual Funds, Inc., dated
January 13, 2005.

EX-99.b    Amended and Restated Bylaws, dated September 21, 2004 (filed as
Exhibit b to Post-Effective Amendment No. 106 to the Registration Statement of
the Registrant, File No. 2-14213, on November 29, 2004, and incorporated herein by reference).

EX-99.c    Registrant hereby incorporates by reference, as though set forth fully herein, Article Fifth, Article Seventh, and Article Eighth, of
Registrant's Articles of Incorporation, appearing as Exhibit (a)(1) to
Post-Effective Amendment No. 73 of the Registrant, and Article Fifth of
Registrant's Articles of Amendment, appearing as Exhibit (a)(4) to
Post-Effective Amendment No. 73 of the Registrant, to the Registration Statement
on February 29, 1996; and Sections 3, 4, 5, 6, 7, 8, 9, 10, 11, 22, 24, 25, 30,
31, 33, 39, 45, 46 and 51 of Registrant's Amended and Restated Bylaws,
incorporated herein by reference as Exhibit b hereto.

EX-99.d    Amended and Restated Management Agreement with American Century
Investment Management, Inc., dated February 24, 2005.

EX-99.e    Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated February 24, 2005.

EX-99.g1   Master Agreement with Commerce Bank, N.A., dated January 22, 1997
(filed as Exhibit b8e to Post-Effective Amendment No. 76 to the Registration
Statement of the Registrant on February 28, 1997, File No. 2-14213, and
incorporated herein by reference).

EX-99.g2   Global Custody Agreement with The Chase Manhattan Bank, dated August
9, 1996 (filed as Exhibit b8 to Post-Effective Amendment No. 31 to the
Registration Statement of American Century Government Income Trust on February
7, 1997, File No. 2-99222, and incorporated herein by reference).

EX-99.g3   Amendment to the Global Custody Agreement with The Chase Manhattan
Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No.
2 to the Registration Statement of American Century Variable Portfolios II, Inc.
on January 9, 2001, File No. 333-46922, and incorporated herein by reference).

EX-99.g4   Amendment No. 2 to the Global Custody Agreement between American
Century Investments and the JPMorgan Chase Bank, dated as of May 1, 2004 (filed as Exhibit g4 to Post-Effective Amendment No. 35 to the Registration Statement
of American Century Quantitative Equity Funds, Inc. on April 29, 2004, File No.
33-19589, and incorporated herein by reference).

EX.99g5    Chase Manhattan Bank Custody Fee Schedule, dated October 19, 2000
(filed as Exhibit g5 to Post-Effective Amendment No. 35 to the Registration
Statement of American Century Quantitative Equity Funds, Inc. on April 29, 2004,
File No. 33-19589, and incorporated herein by reference).

EX-99.h1   Transfer Agency Agreement with Twentieth Century Services, Inc., dated March 1, 1991 (filed as Exhibit 9 to Post-Effective Amendment No. 76 to the Registration Statement of the Registrant on February 28, 1997, File No.
2-14213, and incorporated herein by reference).

EX-99.h2   Credit Agreement with JPMorgan Chase Bank, as Administrative Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective Amendment No. 39 to the Registration Statement of American Century Target Maturities Trust on
January 30, 2004, File No. 2-94608, and incorporated herein by reference).

EX-99.h3   Termination, Replacement and Restatement Agreement with JPMorgan
Chase Bank N.A., as Administrative Agent, dated December 15, 2004 (filed as
Exhibit h10 to Post-Effective Amendment No. 38 to the Registration Statement of
American Century California Tax-Free and Municipal Funds on December 29, 2004,
File No. 2-82734, and incorporated herein by reference).

EX-99.h4   Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed as Exhibit h2 to Post-Effective Amendment No. 1 to the Registration
Statement of American Century Asset Allocation Portfolios, Inc. on September 1,
2004, File No. 333-116351, and incorporated herein by reference).

EX-99.i    Opinion and Consent of Counsel, dated February 25, 2005.

EX-99.j1   Consent of Deloitte & Touche LLP, independent registered public accounting firm, dated February 25, 2005.

EX-99.j2   Power of Attorney, dated November 16, 2004 (filed as Exhibit j2 to
Post-Effective Amendment No. 106 to the Registration Statement of the Registrant
on November 29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.j3   Secretary's Certificate, dated November 16, 2004 (filed as Exhibit
j3 to Post-Effective Amendment No. 106 to the Registration Statement of the
Registrant on November 29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m1   Master Distribution and Shareholder Services Plan (Advisor Class),
dated September 3, 1996 (filed as Exhibit b15a to Post-Effective Amendment No. 9 to the Registration Statement of American Century Capital Portfolios, Inc. on
February 17, 1998, File No. 33-64872, and incorporated herein by reference).

EX-99.m2   Amendment No. 1 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated June 13, 1997 (filed as Exhibit b15b to
Post-Effective Amendment No. 77 to the Registration Statement of the Registrant
on July 17, 1997, File No. 2-14213, and incorporated herein by reference).

EX-99.m3   Amendment No. 2 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated September 30, 1997 (filed as Exhibit b15c to
Post-Effective Amendment No. 78 to the Registration Statement of the Registrant
on February 26, 1998, File No. 2-14213, and incorporated herein by reference).

EX-99.m4   Amendment No. 3 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated June 30, 1998 (filed as Exhibit b15e to
Post-Effective Amendment No. 11 to the Registration Statement of American
Century Capital Portfolios, Inc. on June 26, 1998, File No. 33-64872, and
incorporated herein by reference).

EX-99.m5   Amendment No. 4 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated November 13, 1998 (filed as Exhibit b15e to
Post-Effective Amendment No. 12 to the Registration Statement of American
Century World Mutual Funds, Inc. on November 13, 1998, File No. 33-39242, and
incorporated herein by reference).

EX-99.m6   Amendment No. 5 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated February 16, 1999 (filed as Exhibit m6 to
Post-Effective Amendment No. 83 to the Registration Statement of the Registrant
on February 26, 1999, File No. 2-14213, and incorporated herein by reference).

EX-99.m7   Amendment No. 6 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated July 30, 1999 (filed as Exhibit m7 to Post-Effective
Amendment No. 16 of American Century Capital Portfolios, Inc. on July 29, 1999,
File No. 33-64872, and incorporated herein by reference).

EX-99.m8   Amendment No. 7 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated November 19, 1999 (filed as Exhibit m8 to
Post-Effective Amendment No. 87 to the Registration Statement of the Registrant
on November 29, 1999, File No. 2-14213, and incorporated herein by reference).

EX-99.m9   Amendment No. 8 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated June 1, 2000 (filed as Exhibit m9 to Post-Effective
Amendment No. 19 to the Registration Statement of American Century World Mutual
Funds, Inc. on May 24, 2000, File No. 33-39242, and incorporated herein by reference).

EX-99.m10  Amendment No. 9 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated April 30, 2001 (filed as Exhibit m10 to
Post-Effective Amendment No. 24 to the Registration Statement of American
Century World Mutual Funds, Inc. on April 19, 2001, File No. 33-39242, and
incorporated herein by reference).

EX-99.m11  Amendment No. 10 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated December 3, 2001 (filed as Exhibit m11 to
Post-Effective Amendment No. 94 to the Registration Statement of the Registrant
on December 13, 2001, File No. 2-14213, and incorporated herein by reference).

EX-99.m12  Amendment No. 11 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated September 3, 2002 (filed as Exhibit m12 to
Post-Effective Amendment No. 26 to the Registration Statement of American
Century World Mutual Funds, Inc. on October 1, 2002, File No. 33-39242, and
incorporated herein by reference).

EX-99.m13  Amendment No. 12 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated August 1, 2004 (filed as Exhibit m13 to
Post-Effective Amendment No. 32 to the Registration Statement of American
Century Capital Portfolios, Inc. on July 29, 2004, File No. 33-64872, and
incorporated herein by reference).

EX-99.m14  Master Distribution and Individual Shareholder Services Plan (C
Class), dated March 1, 2001 (filed as Exhibit m11 to Post-Effective Amendment
No. 24 to the Registration Statement of American Century World Mutual Funds,
Inc. on April 19, 2001, File No. 33-39242, and incorporated herein by reference).

EX-99.m15  Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated April 30, 2001 (filed as Exhibit m12 to Post-Effective Amendment No. 24 to the Registration Statement of American
Century World Mutual Funds, Inc. on April 19, 2001, File No. 33-39242, and
incorporated herein by reference).

EX-99.m16  Amendment No. 2 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated September 3, 2002 (filed as Exhibit
m15 to Post-Effective Amendment No. 26 to the Registration Statement of American
Century World Mutual Funds, Inc. on October 1, 2002, File No. 33-39242, and
incorporated herein by reference).

EX-99.m17  Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated February 27, 2004 (filed as Exhibit
m16 to Post-Effective Amendment No. 104 to the Registration Statement of the
Registrant on February 26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m18  Amendment No. 4 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated September 30, 2004 (filed as Exhibit
m18 to Post-Effective Amendment No. 20 to the Registration Statement of American
Century Strategic Asset Allocations, Inc. on September 29, 2004, File No.
33-79482, and incorporated herein by reference).

EX-99.m19  Amendment No. 5 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated November 17, 2004 (filed as Exhibit
m19 to Post-Effective Amendment No. 106 to the Registration Statement of the
Registrant on November 29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m20  Master Distribution and Individual Shareholder Services Plan (A
Class), dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds on October 1, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.m21  Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated February 27, 2004 (filed as Exhibit
m18 to Post-Effective Amendment No. 104 to the Registration Statement of the
Registrant on February 26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m22  Amendment No. 2 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated September 30, 2004 (filed as Exhibit
m22 to Post-Effective Amendment No. 106 to the Registration Statement of the
Registrant on November 29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m23  Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated November 17, 2004 (filed as Exhibit
m23 to Post-Effective Amendment No. 106 to the Registration Statement of the
Registrant on November 29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m24  Master Distribution and Individual Shareholder Services Plan (B
Class), dated September 3, 2002 (filed as Exhibit m7 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds on October 1, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.m25  Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated February 27, 2004 (filed as Exhibit
m20 to Post-Effective Amendment No. 104 to the Registration Statement of the
Registrant on February 26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m26  Amendment No. 2 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated September 30, 2004 (filed as Exhibit
m26 to Post-Effective Amendment No. 106 to the Registration Statement of the
Registrant on November 29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m27  Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated November 17, 2004 (filed as Exhibit
m27 to Post-Effective Amendment No. 106 to the Registration Statement of the
Registrant on November 29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m28  Master Distribution and Individual Shareholder Services Plan (R
Class), dated August 29, 2003 (filed as Exhibit m16 to Post-Effective Amendment
No. 17 to the Registration Statement of American Century Strategic Asset
Allocations, Inc. on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.m29  Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (R Class), dated May 1, 2004 (filed as Exhibit m15 to
Post-Effective Amendment No. 35 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.n1   Amended and Restated Multiple Class Plan, dated September 3, 2002
(filed as Exhibit n1 to Post-Effective Amendment No. 35 to the Registration
Statement of American Century California Tax-Free and Municipal Funds on
December 17, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.n2   Amendment No. 1 to the Amended and Restated Multiple Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective Amendment No. 39 to the Registration Statement of American Century Municipal Trust on December
23, 2002, File No. 2-91229, and incorporated herein by reference).

EX-99.n3   Amendment No. 2 to the Amended and Restated Multiple Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement of American Century Strategic Asset Allocations, Inc.
on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.n4   Amendment No. 3 to the Amended and Restated Multiple Class Plan,
dated February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment No. 104 to the Registration Statement of the Registrant on February 26, 2004, File No.
2-14213, and incorporated herein by reference).

EX-99.n5   Amendment No. 4 to the Amended and Restated Multiple Class Plan,
dated as of May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the Registration Statement of American Century Quantitative Equity Funds,
Inc. on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.n6   Amendment No. 5 to the Amended and Restated Multiple Class Plan,
dated August 1, 2004 (filed as Exhibit n6 to Post-Effective Amendment No. 24 to the Registration Statement of American Century Investment Trust on July 29,
2004, File No. 33-65170, and incorporated herein by reference).

EX-99.n7   Amendment No. 6 to the Amended and Restated Multiple Class Plan,
dated September 30, 2004 (filed as Exhibit n7 to Post-Effective Amendment No. 20 to the Registration Statement of American Century Strategic Asset Allocations,
Inc. on September 29, 2004, File No. 33-79482, and incorporated herein by reference).

EX-99.n8   Amendment No. 7 to the Amended and Restated Multiple Class Plan,
dated November 17, 2004 (filed as Exhibit n8 to Post-Effective Amendment No. 106 to the Registration Statement of the Registrant, File No. 2-14213, on November
29, 2004, and incorporated herein by reference).

EX-99.p1   American Century Investments Code of Ethics (filed as Exhibit p1 to
Post-Effective Amendment No. 38 to the Registration Statement of American
Century California Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.p2   Independent Directors' Code of Ethics amended March 4, 2000 (filed as Exhibit p2 to Post-Effective Amendment No. 106 to the Registration Statement
of the Registrant on November 29, 2004, File No. 2-14213, and incorporated herein by reference).